UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

American Building Control, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-9463 (Commission File Number)	75-2626358 (IRS Employer Identification No.)

9725 Datapoint Drive,
San Antonio, Texas 78229
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (210) 582-2664

1301 Waters Ridge Drive

Lewisville, Texas 75057

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 5. OTHER EVENTS

     On August 2, 2004, American Building Control, Inc. (the “Company”) issued a Press Release (the “Press Release”) announcing that James Collier Sparks had been appointed the President and Chief Executive Officer of the Company, effective Friday, July 30, 2004. The foregoing is qualified by reference to the Press Release which is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

     The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BUILDING CONTROL, INC.
By:	/s/ Richard A. Larsen
Richard A. Larsen,
Senior Vice President, General Counsel and Secretary

Date: August 2, 2004

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release dated August 2, 2004, announcing that James Collier Sparks had been appointed as the Company’s President and Chief Executive Officer effective Friday, July 30, 2004.